SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for  Use of  the Commission  Only (as permitted by
                Rule 14a-6(e)(2))
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                             Universal Heights, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               --------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]   No fee required.
         [ ]   Fee computed  on table  below per Exchange Act Rules  14a-6(i)(1)
               and 0-11:

               1)       Title of each class of securities to which transaction
                        applies:
                                -----------------------------------------

               2)       Aggregate number of securities to which transaction
                        applies:
                                -----------------------------------------

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
                                                                    -------

               4)       Proposed maximum aggregate value of
                        transaction:
                                    ---------------------------------------

               5)       Total fee paid:
                                       ------------------------------------

         [ ]   Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
                                     --------------------------------------
         2)   Form, Schedule or Registration Statement Number:
                                                               ------------
         3)   Filing Party:
                           ------------------------------------------------
         4)   Date Filed:
                           ------------------------------------------------

                               September 18, 2000

Dear Shareholder:

         On behalf of the Board of Directors, I invite you to attend the Annual Meeting of Shareholders of Universal Heights, Inc. ("Company"). The Annual Meeting will be held at the Courtyard Marriot, 2825 N.E. 191st Street, Aventura, Florida 33180 on Monday, November 3, 2000 at 8:30 a.m. Eastern Daylight Time.

         The shareholders will be asked at the Annual Meeting to vote on four proposals. The first proposal relates to the reelection, with a term ending in the year 2001, of five directors of the Company. The second proposal relates to the ratification of the Board of Directors' appointment of the Company's independent public accountants for the year ending December 31, 2000. The third proposal relates to amending the Articles of Incorporation to change the name of the Company to Universal Insurance Holdings, Inc. The Board of Directors unanimously recommends that the Company's shareholders vote for all of these proposals.

         Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the enclosed postage-paid envelope, provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on November 3.

                                             Sincerely,



                                             Bradley I. Meier
                                             President




     2875 N.E. 191st Street, Suite 300, Miami, Florida 33180 (305) 792-4200

                             UNIVERSAL HEIGHTS, INC.
                        2875 N.E. 191ST STREET, SUITE 300
                              MIAMI, FLORIDA 33180

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD NOVEMBER 3, 2000

         The Annual Meeting of Shareholders ("Annual Meeting") of Universal Heights, Inc., a Delaware corporation ("Company"), will be held on Friday, November 3, 2000 at 8:30 a.m. Eastern Daylight Time, at the Courtyard Marriot, 2825 N.E. 191st Street, Aventura, Florida 33180 for the following purposes:

         1. To elect five directors, whose terms shall expire at the 2001 annual meeting, or until their successors have been elected and qualified;

         2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants of the Company for the year ending December 31, 2000;

         3. To approve an amendment to the Articles of Incorporation of the Company to change the name of the Company to Universal Insurance Holdings, Inc.; and

         4. To consider and transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

         By resolution of the Board of Directors, only shareholders of record at the close of business on August 28, 2000 are entitled to notice of and to vote at the meeting. A complete list of shareholders of record of the Company on August 28, 2000, will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for the 10-day period prior to the Annual Meeting, at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 3318.

         It is important that your shares be represented at this meeting. Whether or not you expect to be present, please fill in, date, sign and return the enclosed proxy form in the accompanying addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

         In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              ----------------------------------
                                              Irwin L. Kellner
                                              Secretary

Miami, Florida
September 18, 2000

         WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                             UNIVERSAL HEIGHTS, INC.
                       2875 N.E. 191ST STREET, SUITE 300
                              MIAMI, FLORIDA 33180

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of Universal Heights, Inc., a Delaware corporation ("Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting"), to be held at the Courtyard Marriot, 2825 N.E. 191st Street, Aventura, Florida 33180, on Friday, November 3, 2000 at 8:30 a.m., Eastern Daylight Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

     Copies of the Annual Report of the Company for its fiscal year ended December 31, 1999 is included. This Proxy Statement, Notice of Annual Meeting, accompanying proxy card, and Annual Report are first expected to be mailed to shareholders on or about September 18, 2000.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

     Only shareholders of record at the close of business on August 28, 2000 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

     The securities to be voted at the Annual Meeting consist of (i) shares of common stock of the Company, $0.01 par value per share ("Common Stock"), with each share entitling its record owner to one vote, (ii) shares of Series M Preferred Stock of the Company, $0.01 par value per share ("Series M Preferred Stock"), with each share entitling its record owner to one vote, and (iii) shares of Series A Preferred Stock of the Company, $0.01 par value per share ("Series A Preferred Stock"), with each share entitling its record owner to ten votes. The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect two directors. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock, voting together as one class, are entitled to elect the remaining directors. The close of business on August 28, 2000 has been fixed by the Board as the record date ("Record Date") for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

     If the accompanying proxy card is properly signed, returned to the Company in time to be voted at the Annual Meeting, and not revoked, the shares represented by such card will be voted in accordance with the instructions contained on such card. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR the slate of nominees proposed by the Board of Directors, FOR the ratification of Deloitte & Touche LLP as the Company's independent auditors, and FOR the change of the Company name. If any other matters properly come before the Annual Meeting, the persons named as proxy holders will vote upon such matters as determined by a majority of the Board. Each shareholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

------------------------------------------------------------------------------------------------------------------
                                                                Number of Shares           Amount of Votes
                               Number of Record Holders            Outstanding           Entitled to be Cast
    Class of Voting Stock       as of the Record Date         as of the Record Date     as of the Record Date
------------------------------------------------------------------------------------------------------------------
Common Stock                            44                         17,694,584                17,694,584
------------------------------------------------------------------------------------------------------------------
Series M Preferred Stock                 5                             88,690                    88,690
------------------------------------------------------------------------------------------------------------------
Series A Preferred Stock                 3                             49,950                   499,500
------------------------------------------------------------------------------------------------------------------

     The Company had no other class of voting securities outstanding on the Record Date.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock, Series M Preferred Stock and Series A Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. In the event that less than a majority of the total outstanding shares are present at the Annual Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. If a quorum is present, the affirmative vote of a majority of the votes actually cast at the meeting, whether in person or by proxy, is necessary to elect the nominees for directors, to approve the reverse stock split, to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants for the year ending December 31, 2000, and to change the name of the Company. There is no cumulative voting in the election of directors. With respect to any other matter properly brought before the Annual Meeting, or any adjournment of the Annual Meeting, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the Annual Meeting, in person or by proxy, are entitled to cast.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals.

     A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing with Irwin L. Kellner, Secretary, Universal Heights, Inc., 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180, written notice thereof, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the Annual Meeting on the proposals as described above.

     The Company knows of no business that will be presented for action at the meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the shareholders they represent.

     The Company will bear the cost of soliciting proxies in the enclosed form. Officers and regular employees of the Company may solicit proxies by a further mailing or personal conversations or via telephone or facsimile, provided that they do not receive compensation for doing so. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board of Directors has the ultimate authority for the management of the Company's business, objectives, and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's day-to-day operations to those officers, and monitors the performance of the officers.

     The Board of Directors held four meetings during 1999. Each director attended 75 percent or more of the aggregate number of Board meetings during 1999. The Board of Directors has not established an Audit Committee nor a Compensation Committee.

     Directors receive no compensation for serving on the Board, except for the receipt of stock options and the reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. The Company has entered into indemnification agreements with its executive officers and directors pursuant to which the Company has agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company.

     The Board of Directors has nominated Bradley I. Meier, Norman M. Meier, Irwin L. Kellner, Reed J. Slogoff and Joel M. Wilentz for reelection to the Board to serve as directors until the 2001 Annual meeting or until their successors are duly elected and qualified. The nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board.

     The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect Bradley I. Meier and Norman M. Meier. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock voting together as one class, are entitled to elect the remaining directors. Thus, Bradley I. Meier and Norman M. Meier shall be elected by a majority of votes in the affirmative of the Series M Preferred Stock shares cast at the Annual Meeting. Irwin L. Kellner, Reed J. Slogoff and Joel M. Wilentz shall be elected by a majority of votes in the affirmative of the Series M Preferred Stock shares, Series A Preferred Stock shares and Common Stock shares, voting together as a class, cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2001 annual meeting or until their successors are duly elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES DESCRIBED BELOW BE ELECTED FOR A TERM OF ONE YEAR OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.


------------------------------------------------------------------------------------------------------------------------
                                                                                                               First
     Name (Age)                                                                                                Year as
   Position with                                   Business Experience                                        Director
     Company                                                                                                   (Term
                                                                                                               Expires)
------------------------------------------------------------------------------------------------------------------------
Bradley I. Meier         Bradley I. Meier has been President,  Chief Executive  Officer and a Director of the    1990
(31)                     Company since its  inception in November  1990. He has served as President of UPCIC,   (2000)
President and            a  wholly-owned  subsidiary  of the Company,  since its  formation  in May 1998.  In
Director                 1990,  Mr.  Meier  graduated  from the  Wharton  School of  Business  with a B.S. in
Nominee                  Economics.
------------------------------------------------------------------------------------------------------------------------
Norman M. Meier          Norman M. Meier has been a Director of the Company  since July 1992.  From  December    1992
(60)                     1986 until November 1999, Mr. Meier was  President,  Chief  Executive  Officer and a   (2000)
Director                 Director  of Columbia  Laboratories,  Inc.,  a  publicly-traded  corporation  in the
Nominee                  pharmaceuticals  business.  From 1971 to 1977, Mr. Meier was Vice President of Sales
                         and  Marketing  for Key  Pharmaceuticals  ("Key").  From 1977 until 1986,  Mr. Meier served as a consultant to Key.
------------------------------------------------------------------------------------------------------------------------
Irwin L. Kellner         Irwin L.  Kellner has been a Director of the Company  since March 1997.  Since 1998,    1997
(61)                     Dr.  Kellner has been the  Augustus B. Weller  Distinguished  Chair of  Economics at   (2000)
Secretary and            Hofstra  University,  author of  Hofstra  University's  Economic  Report,  and Chief
Director                 Economist for CBS MarketWatch,  an interactive  financial news website. From 1997 to
Nominee                  1998, Dr. Kellner worked as an independent  consultant.  From 1996 through 1997, Dr.
                         Kellner was the Chief  Economist for Chase  Manhattan's  Regional Bank, and held the same position from 1991 to 1996 at Chemical Bank and  Manufacturers  Hanover  Trust,
                         predecessors  to Chase.  Dr.  Kellner had been employed by the bank since 1970.  Dr.
                         Kellner  is a member of the  boards of  several  organizations,  including  Claire's
                         Stores, Inc., DataTreasury  Corporation,  FreeTrek.com Inc., International Bioimmune
                         Systems,  and the North  Shore  Health  System,  and  serves  on the New York  State
                         Comptroller's  Economic Advisory  Committee.  Dr. Kellner is a past president of the
                         Forecasters Club of New York and the New York Association of Business Economists. He
                         is a member of several  professional  associations,  including the American Economic
                         Association,  American  Statistical  Association  and the  National  Association  of
                         Business Economists.
-----------------------------------------------------------------------------------------------------------------------
Reed J. Slogoff          Reed J. Slogoff has been a Director of the Company since March 1997.  Since December    1997
(32)                     1998,  Mr. Slogoff has been Associate  Counsel to Entercom  Communications  Corp., a   (2000)
Director                 publicly-traded  radio  broadcasting  company.  From  December  1995 until  December
Nominee                  1998,  Mr.  Slogoff was a member of the corporate and  securities  department in the
                         Philadelphia  office of the law firm  Dilworth,  Paxson,  Kalish & Kaufmann LLP. Mr.
                         Slogoff  was an  associate  with  the law  firm of  Harvey,  Pennington,  Herding  &
                         Dennison in  Philadelphia  following  his  graduation  from law school until January
                         1996.  Mr. Slogoff  received a B.A. with honors from the University of  Pennsylvania in 1990, and a J.D. from the University of Miami School of Law in 1993.
------------------------------------------------------------------------------------------------------------------------
Joel M. Wilentz          Joel M. Wilentz has been a Director of the Company since March 1997.  Dr.  Wilentz      1997
(65)                     is one of the founding  members of Dermatology  Associates in Florida,  founded in     (2000)
Director                 1970.  He is a  member  of the  boards  of the  Neurological  Injury  Compensation
Nominee                  Associate for Florida,  the Broward  County  Florida  Medical  Association,  and the
                         American Arm of the Israeli  Emergency  Medical Service for the southeastern USA, of which he is also  President.  Dr. Wilentz is a past member of the Board of Overseers of the Nova Southeastern University School of Pharmacy.
------------------------------------------------------------------------------------------------------------------------

     Norman M. Meier and Bradley I. Meier are father and son, respectively, and Irwin L. Kellner and Bradley I. Meier are first cousins. There are no other family relationships among the Company's executive officers and directors.

                                 STOCK OWNERSHIP

OWNERSHIP OF EQUITY AND VOTING SECURITIES BY DIRECTORS AND OFFICERS

     The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of August 28, 2000 by each director of the Company, each of the executive officers named in the Summary Compensation Table, and the current directors and executive officers of the Company as a group.

--------------------------------------------------------------------------------
           Name and Address                 Amount and Nature           Percent
       of Beneficial Owner(1)          of Beneficial Ownership(2)      of Class
--------------------------------------------------------------------------------
Bradley I. Meier*(3)                          5,473,484                  25.6%
c/o Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Norman M. Meier*(4)                           2,540,624                  11.9%
c/o Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Irwin L. Kellner*(5)                            220,000                   1.0%
c/o Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Reed J. Slogoff*(6)                             220,000                   1.0%
c/o Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Joel M. Wilentz*(7)                             220,000                   1.0%
c/o Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
James Lynch (8)                                  75,000                   0.5%
c/o Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Directors and Executive  Officers as          8,749,108                  41.0%
a group (6 persons) (9)
--------------------------------------------------------------------------------

--------------------
*        Director and Nominee.

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite his name.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock, Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock, Series M Preferred Stock and convertible debt that is held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof, have been exercised or converted.

 (3) Consists of (i) (a) 962,829 shares of Common Stock, (b) options to purchase 1,875 shares of Common Stock at an exercise price of $9.00, options to purchase 1,875 shares of Common Stock at an exercise price of $12.50, ten-year options to purchase 90,000 shares at an exercise price of $2.88 as to 45,000 shares and $3.88 as to the remaining 45,000 shares granted pursuant to Mr. Meier's employment agreement, options to purchase 90,000 shares at an exercise price of $1.13 per share and options to purchase 500,000 shares at $1.25 per share, (c) warrants to purchase 15,429 shares of Common Stock at an exercise price of $1.75, warrants to purchase 339,959 shares at an exercise price of $3.00 per share, warrants to purchase 82,000 shares of Common Stock at $1.00 and warrants to purchase 131,700 shares of Common Stock at a price of $.75 per share, (d) 169,450 shares of Common Stock issuable upon conversion of Series M Preferred Stock, (e) options to purchase 250,000 shares of Common Stock at $1.06 per share which vested on November 2, 1997, (f) options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on May 1, 1997 granted pursuant to Mr. Meier's employment agreement, options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on May 1, 1998 granted pursuant to Mr. Meier's employment agreement and options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on May 1, 1999 granted pursuant to Mr. Meier's employment agreement, (g) options to purchase 250,000 shares of Common Stock at an exercise price of $1.63 per share, (h) options to purchase 150,000 shares of Common Stock at $1.25 per share which vested on December 23, 1999, and (ii) an aggregate of 271,701 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer Partners, a Florida general partnership ("Belmer"), of which Mr. Meier is a general partner.
         Excludes options to purchase 625,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Also excludes all securities owned by Norman M. Meier and Phylis R. Meier, Mr. Meier's father and mother, respectively, as to which Mr. Meier disclaims beneficial ownership. Includes 416,666 and 250,000 shares owned by Lynda Meier and Eric Meier, respectively, who are the sister and brother, respectively, of Bradley I. Meier, which shares are subject to proxies granting voting rights for such shares to Bradley I. Meier. Mr. Meier is the President, Chief Executive Officer and a Director of the Company.

(4) Consists of (i) (a) 457,371 shares of Common Stock, (b) options to purchase 3,750 shares of Common Stock at an exercise price of $12.50 per share, and options to purchase 3,750 shares of Common Stock at an exercise price of $9.00 per share and options to purchase 250,000 shares of Common Stock at an exercise price of $1.25, (c) warrants to purchase 3,082 shares of Common Stock at an exercise price of $22.00 per share, warrants to purchase 2,494 shares of Common Stock at an exercise price of $4.25 per share, warrants to purchase 28,538 shares of Common Stock at an exercise price of $1.50 per share, warrants to purchase 120,000 shares of Common Stock at an exercise price of $3.00 and warrants to purchase 110,000 shares of Common Stock at an exercise price of $1.00, (d) 214,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock owned by such person, (e) options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on November 2, 1997, (f) options to purchase 500,000 shares of Common Stock at an exercise price of $1.63 per share,
         (g) options to purchase 75,000 shares of Common Stock at an exercise price of $1.25 per share, and (ii) an aggregate of 271,701 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes options to purchase 100,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Excludes all securities owned by Bradley I. Meier or Phylis Meier, as to which Mr. Meier disclaims beneficial ownership. Mr. Meier is a Director of the Company, the former spouse of Phylis R. Meier, and the father of

         Bradley I. Meier, who is President, Chief Executive Officer and a Director of the Company.

(5) Consists of (i) options to purchase 100,000 shares of Common Stock at an exercise price of $1.06 per share, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share and
         (iii) options to purchase 20,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Dr. Kellner is a Director of the Company.

(6) Consists of options to purchase (i) 100,000 shares of Common Stock at an exercise price of $1.06 per share, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share, of which 50,000 are held in a custodial account for Mr. Slogoff's minor children, and (iii) options to purchase 20,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Mr. Slogoff is a Director of the Company.

(7) Consists of (i) options to purchase 100,000 shares of Common Stock at an exercise price of $1.06 per share, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share and
         (iii) options to purchase 20,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Mr. Wilentz is a Director of the Company.

(8) Consists of (i) options to purchase 50,000 shares of Common Stock at an exercise price of $1.87 per share, and (ii) options to purchase 25,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Mr. Lynch is Vice President and Chief Financial Officer of the Company.

(9)      See footnotes (1) - (8) above

Stock Ownership of Certain Beneficial Owners

         The following table sets forth information as to the beneficial ownership of each person known to the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Common Stock as of August 28, 2000.

--------------------------------------------------------------------------------
        Name and Address                    Amount and Nature          Percent
     of Beneficial Owner(1)             of Beneficial Ownership(2)     of Class
--------------------------------------------------------------------------------
Phylis R. Meier(3)                             996,426                  6.4%
c/o Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Belmer Partners(4)                             271,701                  1.7%
c/o Phylis R. Meier
Managing General Partner
Universal Heights, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------

--------------------
(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite her or its name.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock and Series M Preferred Stock or convertible debt.
         Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock and Series M Preferred Stock and convertible debt that is held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof, have been exercised or converted.

(3) Consists of (i) (a) 333,792 shares of Common Stock, (b) 2,880 shares of Common Stock issuable upon conversion of related party debt, (c) warrants to purchase 354,115 shares of Common Stock, and (d) 33,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock owned by Ms. Meier, and (ii) an aggregate of 271,701 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer. Excludes all securities owned by Bradley I. Meier and Norman M. Meier, the son and former spouse of Ms. Meier, respectively, as to which Ms. Meier disclaims beneficial ownership. Ms. Meier is managing general partner of Belmer. Bradley I. Meier is President, Chief Executive Officer and a Director of the Company.

(4) Consists of 54,533 shares of Common Stock, 67,168 shares of Common Stock issuable upon exercise of warrants, and 150,000 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock. Belmer Partners is a Florida general partnership in which Phylis
         R. Meier is managing general partner and Bradley I. Meier and Norman M. Meier are general partners.

                             EXECUTIVE COMPENSATION

         The tables and descriptive information set forth below are intended to comply with the Securities and Exchange Commission compensation disclosure requirements applicable to, among other reports and filings, annual reports on Form 10-KSB. This information is furnished with respect to the Company's executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                       Annual Compensation                Long-Term Compensation

         Name and              Year Ended                                                  Securities Underlying
    Principal Position        December 31,         Salary               Bonus                     Options
    ------------------        ------------         ------               -----                     -------
Bradley I. Meier                  1999            $257,800             $40,000                    775,000
President and CEO                 1998            $250,000             $66,215                    250,000
                                  1997            $250,000               --                     1,750,000
James M. Lynch                    1999            $113,000             $15,000                     45,000
Vice President and CFO

AGGREGATED OPTION EXERCISES AND OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999



                                                          Number of Securities             Number of Unexercised
                                                     Underlying Unexercised Options             In-the-Money
                                                                   at                            Options at
                             Shares                         December 31, 1999                December 31, 1999
                          Acquired on    Value
         Name               Exercise   Realized      Exercisable     Unexercisable    Exercisable    Unexercisable
         ----               --------   -----------   -----------     -------------    -----------    -------------
Bradley I. Meier               --            --          775,000           --              --               --
James M. Lynch                 --            --           45,000           --              --               --


EMPLOYMENT AGREEMENT

         As of August 11, 1999, the Company entered into a four-year employment agreement with Bradley I. Meier, amending and restating the previous employment agreement of May 1, 1997 between the Company and Mr. Meier. Under the terms of the employment agreement, Mr. Meier will devote substantially all of his time to the Company and will be paid a base salary of $250,000 per year which shall be increased by 5% each year beginning with the first anniversary of the effective date. Additionally, pursuant to the employment agreement, and during each year thereof, Mr. Meier will be entitled to a bonus equal to 3% of annual pretax profits up to $5 million and 4% of annual pretax profits in excess of $5 million. The employment agreement with Mr. Meier contains non-competition and non-disclosure covenants. In addition, the agreement shall be extended automatically for one year at each anniversary of the date of the agreement up to the fourth year of the agreement, at the option of Mr. Meier. Under the terms of the employment agreement dated May 1, 1997, Mr. Meier was granted ten-year stock options to purchase 1,500,000 shares of Common Stock at $1.06 per share, of which 500,000 options vested immediately, 500,000 options vested after one year and the remaining options vested after two years.

OPTION/SAR GRANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND POTENTIAL REALIZABLE VALUES

         The following tables set forth further information regarding the grant of options and warrants to the Named Executives of the Company during the last fiscal year. No stock appreciation rights ("SARs") were granted to any Named Executive during 1999.



                                                   % of Total
                             Number of              Options       Exercise                     Potential Realizable Value at
                             Securities             Granted to     or Base                           Assumed Annual Rates of
                             Underlying            Employees in     Price       Expiration      Stock Price Appreciation for
        Name               Options Granted         Fiscal Year     ($/Sh)           Date                 Option Term
-------------------     ------------------        -------------    -------     ------------     ------------------------------
                                                                                                         5%             10%
                                                                                                         --             ---
Bradley I. Meier             150,000                   75%           $1.25          2009
                             625,000*                  95%           $0.50          2009
James M. Lynch                25,000                   13%           $1.25          2009
                              20,000*                   3%           $0.50          2009

      *Options granted under Tigerquote.com Non-Qualified Stock Option Plan in January 2000.

AGGREGATED OPTION EXERCISES AND OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

      The following table summarizes the value realized upon exercise of outstanding stock options and the value of the outstanding options held by the Named Executives on December 31, 1999.


                                                                                            Value of
                                                                    Number of             Unexercised
                                                                   Unexercised            In-the-Money
                                                                   Options at               Options
                            Shares                                December 31,           at December 31,
                           Acquired                                 1999 (#)                1999 ($)
                              on                 Value          Exercisable (E)/        Exercisable (E)/
       Name             Exercise (#)         Realized ($)       Unexercisable (U)      Unexercisable (U)
       ----             -------------        -------------      -----------------      -----------------
Bradley I. Meier             --                   --               775,000 (E)                 --
                                                                        -- (U)
James M. Lynch               --                   --                45,000 (E)                 --
                                                                        -- (U)


                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

      The following sets forth the business experience of Executive Officers who are not also Directors of the Company, or nominees to become Director.

      James M. Lynch, age 46, is Vice President and Chief Financial Officer of the Company. Before joining the Company in August 1998, Mr. Lynch was Chief Financial Officer of Florida Administrators, Inc., an organization specializing in property and casualty insurance. Prior to working at Florida Administrators,

Mr. Lynch held the position of Senior Vice President of Finance and Comptroller of Trust Group, Inc., which also specializes in property and casualty insurance. Before his position at Trust Group, Mr. Lynch was a Manager with the accounting and auditing firm of Coopers & Lybrand, which later became PricewaterhouseCoopers LLC.

      Thomas M. Modica, age 40, is Chief Technology Officer and Chief E-Commerce Officer of the Company. Before joining the Company in March 2000, Mr. Modica was Director of Insurance Services at Clientsoft, where he executed strategic relationships with Allstate and Zurich/Farmers Insurance by providing legacy systems integration technology. Prior to working at Clientsoft, Mr. Modica was employed as the National Sales Director by Homecom, an application service provider that specializes in e-commerce solutions for the financial services industry.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      All underwriting, rating, policy issuance and administration functions are performed for a wholly-owned subsidiary of the Company ("UPCIC") by Universal Property & Casualty Management, Inc. ("Universal Management") pursuant to a Management Agreement dated June 2, 1997 and Addenda thereto dated June 12, 1997 and June 1, 1998. Universal Management is a wholly-owned subsidiary of American European Group, Inc., a Delaware insurance holding company ("AEG"). Universal Management and AEG both employ UPCIC's Chief Executive Officer as a senior officer and director. During the years ended December 31, 1999 and 1998, UPCIC incurred administrative costs to Universal Management of $1,426,574 and $751,920 respectively.

      On August 31, 1998 the Company loaned Norman M. Meier, a director of the Company, $250,000 in the form of a 10% promissory note due on or before March 1, 1999. The note was collateralized by publicly traded stock valued in excess of the note. The note and accrued interest were repaid in March 1999.

      As of December 31, 1999, corporate counsel held $290,000 in trust, for the benefit of the Company, which funds were placed in trust in connection with a dispute involving a Company director and an unrelated entity. These funds are included in the Company's assets as of December 31, 1999.

         Transactions between the Company and its affiliates are on terms no less favorable to the Company than can be obtained from third parties on an arms' length basis. Transactions between the Company and any of its executive officers or directors require the approval of a majority of disinterested directors.

                                   PROPOSAL 2
                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has appointed Deloitte & Touche LLP to serve as the Company's independent public accountants for the year ending December 31, 2000 and the Board recommends that the Company's shareholders ratify such appointment. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.

         The ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors requires a majority of votes in the affirmative of the Series M Preferred Stock shares, Series A Preferred Stock shares and Common Stock shares voting together as a class.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3
                              CORPORATE NAME CHANGE

         The Board of Directors of the Company recommends to the stockholders that they approve an amendment to the Articles of Incorporation to change the name of the Company from Universal Heights, Inc. to Universal Insurance Holdings, Inc. The Company would register the new name in both Delaware and Florida.

         The approval of the corporate name change requires a majority of votes in the affirmative of the Series M Preferred Stock shares, Series A Preferred Stock shares and Common Stock shares voting together as a class.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE CHANGE OF THE NAME OF THE COMPANY TO UNIVERSAL INSURANCE HOLDINGS, INC.

                                  ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE DIRECTED TO JAMES M. LYNCH, UNIVERSAL HEIGHTS, INC., 2875 N.E. 191 STREET, SUITE 300, MIAMI, FLORIDA 33180.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than March 23, 2001 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, the proxy holders intend to vote the proxies as determined by a majority of the Board of Directors.

                                              By Order of the Board of Directors


                                              ----------------------------
                                              Irwin L. Kellner
                                              Secretary

Dated:  September 18, 2000

[TO BE PRINTED ON YELLOW PAPER]

                                                  REVOCABLE PROXY FOR HOLDERS OF
                                                        SERIES A PREFERRED STOCK


                             UNIVERSAL HEIGHTS, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series A preferred stock of Universal Heights, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on November 3, 2000, and at any adjournment thereof. Series A preferred stockholders are entitled to 10 votes per share.

              UNIVERSAL HEIGHTS, INC.
              2875 N.E. 191ST STREET, SUITE 300
              MIAMI, FLORIDA  33180


1.   Proposal  One:  Election  of three  directors  for a term  ending  in 2001.
     Nominees: Irwin L. Kellner, Reed J. Slogoff, and Joel M. Wilentz.

     FOR [ ]                WITHHELD [ ]                    ABSTAIN [ ]


     FOR, except vote withheld from the following nominees(s):

     ---------------------------------------------------------------------------


2. Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company's auditor for the fiscal year ending December 31, 2000.

     FOR [ ]                AGAINST [ ]                     ABSTAIN [ ]


3. Proposal Three: Approval of an amendment to the Company's Articles of Incorporation to change the Company's name to Universal Insurance Holdings, Inc.

     FOR [ ]                AGAINST [ ]                     ABSTAIN [ ]


4. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the matters listed above.

         Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                                 Change of Address or       [  ]
                                                 Comments Mark Here

                                        Please  sign  your  name  exactly  as it
                                        appears   hereon.    When   signing   as
                                        attorney,    executor,    administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.

Date: __________, 2000

                                        ---------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature of Additional Shareholder(s)

[TO BE PRINTED ON PINK PAPER]

                                                  REVOCABLE PROXY FOR HOLDERS OF
                                                        SERIES M PREFERRED STOCK

                             UNIVERSAL HEIGHTS, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series M preferred stock of Universal Heights, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on November 3, 2000, and at any adjournment thereof. Series M preferred stockholders are entitled to one vote per share.

                     UNIVERSAL HEIGHTS, INC.
                     2875 N.E. 191ST STREET, SUITE 300
                     MIAMI, FLORIDA  33180


1.   Proposal  One:  Election  of five  directors  for a term  ending  in  2001.
     Nominees: Bradley I. Meier, Norman M. Meier, Irwin L. Kellner, Reed J. Slogoff, and Joel M. Wilentz.

     FOR [ ]                 WITHHELD  [ ]                ABSTAIN [ ]


     FOR, except vote withheld from the following nominees(s):

     ---------------------------------------------------------------------------


2. Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company's auditor for the fiscal year ending December 31, 2000.

     FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]


3. Proposal Three: Approval of an amendment to the Company's Articles of Incorporation to change the Company's name to Universal Insurance Holdings, Inc.

     FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]


4. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the matters listed above.

         Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                                  Change of Address or      [  ]
                                                  Comments Mark Here

                                        Please  sign  your  name  exactly  as it
                                        appears   hereon.    When   signing   as
                                        attorney,    executor,    administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.

Date: __________, 2000

                                        ---------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature of Additional Shareholder(s)

[TO BE PRINTED ON BLUE PAPER]

                                                  REVOCABLE PROXY FOR HOLDERS OF
                                                                    COMMON STOCK

                             UNIVERSAL HEIGHTS, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of common stock of Universal Heights, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on November 3, 2000, and at any adjournment thereof. Holders of common stock are entitled to one vote per share.

                     UNIVERSAL HEIGHTS, INC.
                     2875 N.E. 191ST STREET, SUITE 300
                     MIAMI, FLORIDA  33180


1.  Proposal  One:  Election  of  three  directors  for a term  ending  in 2001.
    Nominees: Irwin L. Kellner, Reed J. Slogoff, and Joel M. Wilentz.

    FOR [   ]                 WITHHELD  [   ]                    ABSTAIN [   ]


    FOR, except vote withheld from the following nominees(s):

    ----------------------------------------------------------------------------


2. Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company's auditor for the fiscal year ending December 31, 2000.

    FOR [   ]                 AGAINST [   ]                      ABSTAIN [   ]


3. Proposal Three: Approval of an amendment to the Company's Articles of Incorporation to change the Company's name to Universal Insurance Holdings, Inc.

    FOR [   ]                 AGAINST [   ]                      ABSTAIN [   ]


4. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the matters listed above.

         Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                                    Change of Address or    [  ]
                                                    Comments Mark Here

                                        Please  sign  your  name  exactly  as it
                                        appears   hereon.    When   signing   as
                                        attorney,    executor,    administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.

Date: __________, 2000

                                        ---------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature of Additional Shareholder(s)



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